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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 6, 2005


                                AEROPOSTALE, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      001-31314                31-1443880
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

           112 WEST 34TH STREET, 22ND FLOOR, NEW YORK, NEW YORK 10120 (Address of principal executive offices, including Zip Code)

                                 (646) 485-5398
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

      On July 6, 2005 Aeropostale, Inc. issued a press release announcing their June 2005 sales results.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      C) Exhibits

            99.1 Press release, dated July 6, 2005, announcing June 2005 sales results.

                                   SIGNATURES

      According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Aeropostale, Inc.


                                           /s/  Michael J. Cunningham
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                                           Michael J. Cunningham
                                           Executive Vice President -
                                           Chief Financial Officer

Dated: July 6, 2005